                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                   RICHARDSON ELECTRONICS, LTD.
      -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]

RICHARDSON ELECTRONICS, LTD.
40W267 KESLINGER ROAD
LAFOX, ILLINOIS 60147

----------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 3, 2000

To the Stockholders of Richardson Electronics, Ltd.

The Annual Meeting of Stockholders of Richardson Electronics, Ltd., a Delaware corporation, will be held on Tuesday, October 3, 2000, at 3:15 P.M., Chicago time, at the offices of the Corporation, 40W267 Keslinger Road, LaFox, Illinois, for the following purposes:

1.  To elect ten directors;

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business as of August 18, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. If you would like directions to the location of the Annual Meeting, please contact the Company at (630) 208-2371.

                                          By order of the Board of Directors

                                          [SIGNATURE]

                                          EDWARD J. RICHARDSON
                                          Chairman of the Board
                                          and Chief Executive Officer

LaFox, Illinois
September 5, 2000

[LOGO]

RICHARDSON ELECTRONICS, LTD.

                                PROXY STATEMENT

                    INFORMATION CONCERNING THE SOLICITATION

The enclosed proxy is solicited by Richardson Electronics, Ltd. (the "Company") whose principal executive offices are located at 40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois 60147-0393, for use at the Annual Meeting of Stockholders of the Company, to be held Tuesday, October 3, 2000 at 3:15 P.M., Chicago Time, at the offices of the Company, 40W267 Keslinger Road, LaFox, Illinois, or at any adjournments thereof. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers and regular employees by personal interview or telephone, telegram or similar means, and the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. The expense of all such solicitation, including printing and mailing, will be paid by the Company. Any proxy may be revoked at any time before its exercise, by written notice to the Secretary of the Company, by executing a subsequent proxy or by attending the meeting and electing to vote in person. This Proxy Statement and accompanying proxy were first sent or given to stockholders on or about September 5, 2000.

Only stockholders of the Company of record at the close of business on August 18, 2000, are entitled to vote at the meeting or any adjournment thereof. As of that date there were outstanding 10,106,028 shares of Common Stock, par value $.05 per share, and 3,231,562 shares of Class B Common Stock, par value $.05 per share. Holders of Common Stock are entitled to one (1) vote per share and holders of Class B Common Stock are entitled to ten (10) votes per share on all matters voted upon at the meeting. The Common Stock and the Class B Common Stock will vote together as a single class on all proposals presented in this Proxy Statement. Outstanding shares of the Company, represented in person or by proxy, having a majority of the voting power shall constitute a quorum at the meeting. A plurality of the voting power of the shares represented at the meeting is required to elect directors and the ten nominees who receive the most votes will be elected. A proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein. Unless authority to vote for the election of directors (or for any nominee) is withheld, proxies will be voted for the directors proposed by the Board. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Management is not aware of any other matters which are likely to be brought before the meeting. However, if any such matters properly come before the meeting, it is understood that the proxy holder or holders are fully authorized to vote thereon in accordance with his or their judgment and discretion. Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum. Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. However, if a stockholder specifies that a proxy is being voted for less than all shares registered in the stockholder's name it will be counted as present for quorum purposes and voted only for the number of shares specified.

                             ELECTION OF DIRECTORS

A Board of ten directors will be elected to serve until the next annual meeting, or until their successors are elected and shall have qualified subject to their earlier resignation or removal as permitted by law. The proxies returned pursuant to this solicitation will be voted by the persons named therein for the election as directors of the persons named below under "INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS" as nominees for election as directors unless specifically directed to withhold authority in the proxy. Should any nominee be unable to accept the office of director (which is not presently anticipated), the persons named in the proxies will vote for the election of such other persons as they shall determine.

INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth the name, principal occupation and position and offices with the Company, age, and length of service of each of the directors, nominees for director and executive officers of the Company and ownership of Common Stock and Class B Common Stock of the Company (by number of shares and as a percentage of the total outstanding shares of each class and as a percentage of the total voting power of all outstanding voting shares combined) of each director and nominee and each executive officer named in the "Summary Compensation Table" below and of all executive officers and directors as a group. Because Class B Common Stock is convertible into Common Stock the number of shares listed as owned under the Common Stock column in the table also includes the number of shares listed under the Class B Common Stock column. The information in the table has been furnished to the Company by the persons listed.

                                                                           COMMON STOCK AND CLASS B COMMON STOCK
                                                                                    BENEFICIALLY OWNED
                                                                                   AS OF AUGUST 18, 2000
                                                          -----------------------------------------------------------------------
                                                                                                                     PERCENT OF
                                                                                        NUMBER OF                   TOTAL VOTING
NAME, PRINCIPAL                                             NUMBER OF                   SHARES OF                     IF CLASS
OCCUPATION AND                                 DIRECTOR     SHARES OF        PERCENT     CLASS B        PERCENT      VOTING NOT
COMPANY POSITION                      AGE       SINCE     COMMON (1)(2)      OF CLASS   COMMON (2)      OF CLASS   APPLICABLE (3)
----------------                    --------   --------   -------------      --------   ----------      --------   --------------
DIRECTORS AND NOMINEES FOR
  ELECTION AS DIRECTOR
Edward J. Richardson (4)(23) .....     58        1965       3,966,315(10)     29.52%    3,193,721        98.83%          76.79%
  Chairman of the Board, and Chief
  Executive Officer of the Company

Scott Hodes (5)(7)(8) ............     63        1983          58,424(11)      *            3,712         *             *
  Partner, Ross & Hardies,
  Attorneys at Law, which firm
  provides legal services to the
  Company

Samuel Rubinovitz                      70        1984          30,431(12)      *              825         *             *
  (4)(5)(6)(8)(9) ................
  Management Consultant and
  Chairman of the Board,
  LTX Corporation

Arnold R. Allen ..................     68        1986          25,000(13)      *           11,782(14)     *             *
  Management Consultant

Jacques Bouyer (5)(6)(9) .........     72        1990          33,250(15)      *                0         *             *
  Management Consultant

William J. Garry (24) ............     52        1994          73,298(16)      *                0         *             *
  Senior Vice President of Finance
  and Chief Financial Officer of
  the Company

Harold L. Purkey (7) .............     56        1994          32,000(17)      *                0         *             *
  Managing Director
  First Union Securities

Ad Ketelaars (9) .................     43        1996          52,000(18)      *                0         *             *
  CEO Comsys Holding B.V.

                                                                           COMMON STOCK AND CLASS B COMMON STOCK
                                                                                    BENEFICIALLY OWNED
                                                                                   AS OF AUGUST 18, 2000
                                                          -----------------------------------------------------------------------
                                                                                                                     PERCENT OF
                                                                                        NUMBER OF                   TOTAL VOTING
NAME, PRINCIPAL                                             NUMBER OF                   SHARES OF                     IF CLASS
OCCUPATION AND                                 DIRECTOR     SHARES OF        PERCENT     CLASS B        PERCENT      VOTING NOT
COMPANY POSITION                      AGE       SINCE     COMMON (1)(2)      OF CLASS   COMMON (2)      OF CLASS   APPLICABLE (3)
----------------                    --------   --------   -------------      --------   ----------      --------   --------------
Bruce W. Johnson (4)(25) .........     59        1996          96,983(19)      *                0         *             *
  President and Chief Operating
  Officer of the Company

John R. Peterson (7)(9) ..........     43        1999           5,000(36)      *                0         *             *
  Managing Director Tucker Anthony
  Cleary Gull

NON-DIRECTOR EXECUTIVE OFFICERS OF
  COMPANY

William G. Seils (26) ............     65        N.A.          70,425(20)      *                0         *             *
  Senior Vice President, General
  Counsel and Secretary

Joseph C. Grill (27) .............     55        N.A.
  Vice President -- Human
  Resources

Flint Cooper (28) ................     38        N.A.
  Executive Vice President --
  Security Systems Division

Robert Prince (29) ...............     38        N.A.
  Executive Vice President of
  Worldwide Sales

Pierluigi Calderone (30) .........     42        N.A.
  Vice President and Managing
  Director of European Operations

Robert J. Heise (31) .............     35        N.A.
  Vice President -- Display
  Systems Group

Gregory J. Peloquin (32) .........     36        N.A.
  Vice President -- RF & Wireless
  Communications Group

Kathleen M. McNally (33) .........     41        N.A.
  Senior Vice President --
  Marketing Operations

Murray J. Kennedy (34) ...........     39        N.A.
  Vice President -- Industrial
  Power Group

Kevin C. Oakley (35) .............     47        N.A.
  Vice President -- Medical
  Systems Group

Executive Officers and Directors
  as a group (20 persons).........                          4,739,476(23)     37.04%    3,198,258(22)    98.97%          78.90%

---------

   * Less than 1%.

 (1) Includes the number of shares listed under the column "Number of Shares of Class B Common."

 (2) Except as noted, beneficial ownership of each of the shares listed is comprised of either sole investment and sole voting power, or investment power and voting power that is shared with the spouse of the Director or officer, or voting power that is shared with the Trustees of the Company's Employees Stock Ownership Plan ("ESOP") with respect to shares identified as allocated to the individual's ESOP account.

 (3) Common Stock is entitled to one vote per share and Class B Common Stock is entitled to ten votes per share. Computation assumes that Class B Common Stock held or subject to acquisition pursuant to stock option is not converted.

 (4) Member of Executive Committee.

 (5) Member of Compensation Committee.

 (6) Member of Stock Option Committee.

 (7) Member of Audit Committee.

 (8) Member of Directors' Executive Oversight Committee.

 (9) Member of Strategic Planning Committee.

 (10) Includes 3,193,721 shares of Common Stock which would be issued upon conversion of Mr. Richardson's Class B Common Stock, 24,854 shares of Common Stock allocated to the account of Mr. Richardson under the ESOP and 43,797 shares of Common Stock which would be issued upon conversion of $926,000 principal amount of the Corporation's 7 1/4% Convertible Subordinated Debentures, and 89,163 shares of Common Stock which would be issued upon conversion of $1,626,000 principal amount of the Corporation's 8 1/4% Convertible Senior Subordinated Debentures owned by Mr. Richardson and 9,271 shares of Common Stock which would be issued upon conversion of $196,000 principal amount of the Corporation's 7 1/4% Convertible Subordinated Debentures, and 4,611 shares of Common Stock which would be issued upon conversion of $83,000 principal amount of the Corporation's
      8 1/4% Convertible Senior Subordinated Debentures owned by a Trust of which Mr. Richardson is a Co-Trustee and as such shares investment and voting power. Does not include 15,070 shares of Common Stock held by William G. Seils as custodian for Mr. Richardson's sons, Alexander and Nicholas and 2,176 shares of Common Stock held by Mr. Richardson's wife, as to which Mr. Richardson disclaims beneficial ownership.

 (11) Includes 3,712 shares of Common Stock which would be issued upon conversion of Mr. Hodes' Class B Common Stock. Also includes 25,000 shares of Common Stock to which Mr. Hodes holds stock options exercisable within 60 days.

 (12) Includes 825 shares of Common Stock which would be issued upon conversion of Mr. Rubinovitz' Class B Common Stock. Also includes 25,000 shares of Common Stock to which Mr. Rubinovitz holds stock options exercisable within 60 days.

 (13) Includes 11,781 shares of Common Stock to which Mr. Allen holds stock options exercisable within 60 days and an additional 11,782 shares of Common Stock which would be issued upon conversion of 11,782 shares of Class B Common Stock as to which he also holds stock options exercisable within 60 days.

 (14) Includes 11,782 shares of Class B Common Stock as to which Mr. Allen holds stock options exercisable within 60 days.

 (15) Includes 31,250 shares of Common Stock to which Mr. Bouyer holds stock options exercisable within 60 days.

 (16) Includes 11,000 shares of Common Stock to which Mr. Garry holds stock options exercisable within 60 days. Also includes 2,279 shares of Common Stock allocated to the account of Mr. Garry under the ESOP.

 (17) Includes 30,000 shares of Common Stock as to which Mr. Purkey holds stock options exercisable within 60 days.

 (18) Includes 52,000 shares of Common Stock as to which Mr. Ketelaars holds stock options exercisable within 60 days.

 (19) Includes 49,000 shares of Common Stock for which Mr. Johnson holds stock options exercisable within 60 days. Also includes 983 shares of Common Stock allocated to the account of Mr. Johnson under the ESOP.

 (20) Includes 60,000 shares of Common Stock as to which Mr. Seils holds stock options exercisable within 60 days. Also includes 9,242 shares of Common Stock allocated to the account of Mr. Seils under the ESOP. Does not include shares held as custodian--see (10).

 (21) Does not include 15,070 shares of Common Stock held by certain members of such group as custodians under Uniform Gift to Minors Acts or 2,176 shares of Common Stock held by spouses of member of group. Includes 3,198,258 shares of Common Stock which would be issuable on conversion of Class B Common Stock, 549,791 shares of Common Stock issuable upon options exercisable within 60 days, 11,782 shares of Common Stock which would be issuable on conversion of Class B Common Stock issuable upon options exercisable within 60 days, 39,116 shares of Common Stock which would be issued upon conversion of $648,000 principal amount of the Corporation's
      7 1/4% Convertible Subordinated Debentures, and 5,166 shares of Common Stock which would be issued upon conversion of $93,000 principal amount of the Corporation's 8 1/4% Convertible Senior Subordinated Debentures. Includes 57,756 shares of Common Stock held in trust for the benefit of the Company's profit sharing trust and ESOP allocated to the accounts of all executive officers and directors as a group; such shares are ratably forfeitable in the event the officer leaves the employ of the Company prior to completing six years of service.

 (22) Includes 11,782 shares of Class B Common Stock issuable upon exercise of options exercisable within 60 days.

 (23) Mr. Richardson has been employed by the Company or its predecessor since 1961, holding several positions. He was Chairman of the Board, President and Chief Executive Officer of the Company from September 1989 until November 1996 when Mr. Johnson became President. Mr. Richardson continues to hold the offices of Chairman of the Board and Chief Executive Officer.

 (24) Mr. Garry was Vice President of Finance, Chief Financial Officer and Director since joining the Company in June 1994 and was elected Senior Vice President of Finance in July 1998.

 (25) Mr. Johnson has been President, Chief Operating Officer and Director since joining the Company in November 1996. Prior thereto, from January 1992 until January 1996, he was president of Premier Industrial Corporation, a New York Stock Exchange listed company which was acquired by Farnell Ltd. in April 1996. He was executive vice president of Premier from February 1987 until January 1992. Premier is a full service business to business supplier of electronic components for industrial and consumer products, essential maintenance and repair products for industrial, commercial and institutional applications, and manufactures high-performance fire-fighting equipment.

 (26) Mr. Seils has been Senior Vice President since January 1992 and General Counsel and Secretary since May 1986. Prior to joining the Company in 1986, he was a partner in the law firm of Arvey, Hodes, Costello and Burman, Chicago, Illinois.

 (27) Mr. Grill has served as an officer of the Company since 1987 and became an executive officer in the position of Vice President--Corporate Administration in 1992. In October, 1999 his title was changed to Senior Vice President, Human Resources.

 (28) Mr. Cooper has been Executive Vice President--SSD since joining the Company in November 1994. He was director of CCTV Sales with Arius, Inc. from February 1991 until November 1994 and purchasing agent at ADT Security Systems, a distributor of electronic security equipment, from August 1988 to January 1991.

 (29) Mr. Prince has been Executive Vice President of Worldwide Sales since February 1998 and was Vice President of Worldwide Sales from
      November 1996 until February 1998. He was Vice President of Sales from November 1991 until November 1996 and held several other positions since joining the Company in November 1978.

 (30) Mr. Calderone has been Vice President and Managing Director for European Operations since March 1998. He joined the Company in July 1990 as District Sales Manager for Italy and served as Regional Sales Manager of Italy from February 1991 until March 1998.

 (31) Mr. Heise was named Vice President of the Display Systems Group in
      May 2000. He joined the Company in October 1987 as European Systems and Operations Specialist and has held various other positions in Operations and Sales.

 (32) Mr. Peloquin has been Vice President of the Solid State and Components Business Unit, now the RF & Wireless Communications Group, since November 1999 when he rejoined the Company. He first joined the

      Company in 1990 and held various positions in product management until 1997 when he left to join Motorola, Inc. as Director of Global Distributing for Wireless Infrastructure Division, which position he held until he rejoined the Company in 1999.

 (33) Mrs. McNally was named Senior Vice President of Marketing Operations in July, 2000. She served as Marketing Services Manager from 1986 until 1989 and was named Vice President and Corporate Officer of Marketing Operations in 1989. She has held various positions within Marketing since joining the Company in 1979.

 (34) Mr. Kennedy has been Vice President and General Manager of the Industrial Power group since September 1999. He has held various industrial product management positions since joining the Company in March 1994. Prior, he held positions with Litton Electron Devices Group and ITT Electron Devices Division.

 (35) Mr. Oakley has been Vice President of the Medical Business Unit since December 1999, when he joined the Company. Prior to joining the Company, he was Senior Vice President of Infimed, Inc. and has held various positions in sales and technology for General Electric, Advanced Technology Laboratories and ADAC Laboratories.

 (36) Includes 5,000 shares of Common Stock to which Mr. Peterson holds stock options exercisable within 60 days.

Each nominee's and executive officer's principal occupation and employment for the last five years has been as listed in the table or footnotes thereto, except as follows:

    Mr. Allen joined the Company as its President and Chief Operating Officer in September 1985. He retired as President of the Company in September 1989. Since his retirement, Mr. Allen has been a management consultant and presently provides management consulting services to the Company. He served as Chairman of the Strategic Planning Committee of the Company's Board of Directors from April 1991 until April 1992.

    Mr. Hodes is a partner at the law firm of Ross & Hardies, which firm provides legal services to the Company.

    Mr. Rubinovitz serves the Company as a consultant. He was Executive Vice President of EG&G, Inc., a diversified manufacturer of instruments and components, from April 1989 until his retirement in January 1994. He is also chairman of the board of directors of LTX Corporation, and a director of KLA-Tencor Corporation and Kronos, Inc.

    Mr. Bouyer served as chairman of the board of Philips Components of Paris, France, engaged in the manufacture and sale of electronic components and a subsidiary of N.V. Philips of The Netherlands, from April 1, 1990 until January 1, 1994 when he became honorary chairman of the board and a director until December 31, 1995. Mr. Bouyer also was vice chairman of the BIPE Institute for Economic and Market Research from 1981 until 1997. He has been a consultant in business strategies and management since January 1990.
    Mr. Bouyer is serving the Company as an independent management consultant principally with respect to European matters. He is also a director of LTX Corporation.

    Mr. Purkey was President of Forum Capital Markets since May 1997 and senior managing director of such company since May 1994. Forum Capital was acquired in 2000, and Mr. Purkey is now the Managing Director of First Union Securities, the successor to Forum Capital. From July 1990 until
    February 1994 he was employed by Smith Barney Shearson, holding the position of senior managing director and manager of the convertible bond department.

    Mr. Ketelaars presently serves the Company as an employee of certain foreign subsidiaries. He joined the Company as Vice President and Managing Director of Europe in May 1993 after leaving Philips Printed Circuit Boards where he had served as general manager since 1988 and as product group manager, professional tubes, of Philips Components since 1987. He resigned from his Vice-President position with the Company effective May 31, 1996 to become Chief Executive Officer of EnerTel, a new telecommunications company established by Dutch electric utility companies and CATV companies from which position he resigned on July 10, 1998. He is now Managing Director of IP-Globalnet, Netherlands, a privately funded company involved in voice response and speech technology for call centers and telecom operators.

    Mr. Peterson is the head of Tucker Anthony Capital Markets Investment Banking Division and a member of the firm's Executive Committee, which firm provides investment banking services to the Company. Mr. Peterson has over 18 years of experience in corporate and financing transactions.
    Mr. Peterson was the
    representative of Tucker Anthony Cleary Gull, one of the lead underwriters, for the Company's public offering of 3,600,000 shares of Common Stock, on May 1, 1998. For 13 years prior to joining Tucker Cleary in August 1995,
    Mr. Peterson practiced corporate law and was a shareholder in the Milwaukee, Wisconsin law firm of Godfrey & Kahn, S.C. He is a member of the Board of Directors of Krueger International, Inc., a privately held contract furniture manufacturer, as well as Milwaukee Florentine Opera Company.
    Mr. Peterson received a BA in accounting with high honors from Michigan State University, a CPA certification in Illinois, where he was a tax accountant with Arthur Young, and a JD from the University of Wisconsin.

Executive officers serve for a term until their respective resignation, death or removal.

BOARD AND COMMITTEE MEETINGS

During the last fiscal year, the Company's Board of Directors held five meetings and acted one time by consent without meeting in the last fiscal year. Each Director attended at least 100% of the aggregate number of such meetings and meetings of the Committees on which he served.

The Board's Executive Committee held one meeting and acted four times by consent without meeting in the last fiscal year. The Executive Committee, during the interval between meetings of the Board of Directors, may exercise all authority of the Board in the management of the Company, except as otherwise provided in the Company's By-laws or by applicable law.

The Board's Audit Committee held four meetings in the last fiscal year. It meets for the purpose of reviewing and making recommendations regarding the engagement of an independent accounting firm for the Company; the scope of the independent accountants' audit procedures; reviewing the independence of the independent auditors; the adequacy and implementation of internal controls; and such other matters relating to the Company's financial affairs and accounts as it deems desirable or in the best interest of the Company. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereunto as Exhibit A.

The Board's Directors' Executive Oversight Committee held five meetings in the last fiscal year. It is charged with monitoring the Company's Government contracting activities and compliance with its Code of Conduct, and policies on ethical business practices and reporting on the same.

The Board's Compensation Committee held one meeting in the last fiscal year. It is responsible for reviewing and establishing the compensation policy and guidelines for executive officers and the compensation of the chief executive officer.

The Board's Stock Option Committee held two meetings and acted six times by consent without meeting in the last fiscal year. It administers the Company's Incentive Stock Option Plan, Incentive Compensation Plan, 1994 Incentive Compensation Plan, 1996 Incentive Compensation Plan, 1996 Stock Purchase Plan, 1998 Incentive Compensation Plan and the 1999 Stock Purchase Plan including determining the employees to whom stock options, awards or cash bonuses are granted, the number of shares subject to each option or award, and the date or dates upon which each option or award may be exercised.

The Board's Strategic Planning Committee which is responsible for developing and reviewing long-term strategic plans for the Company met two times in the last fiscal year.

The Company has no standing Nominating Committee or committee performing a similar function.

DIRECTORS COMPENSATION

Directors who are not Company employees receive a quarterly fee of $3,000 and a fee of $500 for each Board or Committee meeting attended, plus travel expenses. In addition, each current "Non-Employee Director" has received a grant of options to acquire 25,000 shares of the Company's Common Stock at exercise prices ranging from $5.25 to $12.875 per share (the fair market value on the date of grant) under the Company's Stock Option Plan for Non-Employee Directors ("Directors' Plan"). In addition, each current Non-Employee Director received a grant of an option to acquire an additional 5,000 shares of the Company's Common Stock each April beginning at the later of 1996 or five years after first election as a director at exercise prices ranging from $5.375 per share to $12.875 per share under the Company's 1996 Stock Option Plan for Non-Employee Directors ("1996 Directors' Plan"). Under the Directors' Plan and the 1996 Directors' Plan, options are granted to any director of the Company who is not an officer or employee of the Company or any of its subsidiaries or affiliates and who has not been such for a period of one year prior to his first being elected to the Board ("Non-Employee Director"). Options issued under the Directors' Plan and 1996 Directors' Plan are intended to be non-qualified stock options, not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended, from time to time. The Directors' Plan and the 1996 Directors' Plan are administered by the Board of Directors of the Company which has the sole responsibility for construing and interpreting said Plans. Each option granted is evidenced by an option agreement between the optionee and the Company and, subject to the provisions of the Directors' Plan or the 1996 Directors' Plan, contains such terms and conditions as may be approved by the Board. The purchase price of each share that may be purchased upon exercise of an option is the fair market value of the share on the date the option is granted. These options are exercisable for a period of approximately ten years. Under the Directors' Plan, any new "Non-Employee Director" elected or appointed was granted an option to purchase 25,000 shares of the Company's Common Stock on the date such director took office. All options granted under the Directors' Plan vest over a five-year period from the date of grant with 20% of the option shares becoming first exercisable on each anniversary of the grant date. The Directors' Plan was terminated with respect to future grants on April 10, 1996. Under the 1996 Directors' Plan, any new Non-Employee Director elected or appointed after April 30, 1996 is granted an option to purchase 25,000 shares of the Company's Common Stock on the date such director takes office. All such options granted to New Non-Employee Directors vest over a five-year period from the date of grant with 20% of the option shares becoming first exercisable on the anniversary of the grant date. On each April 30 (after April 30, 1996) which is on or after the fifth anniversary of a Non-Employee Director's initial election as a director, such director is granted an additional option for 5,000 shares (subject to adjustment). Unless earlier terminated by the Board, the 1996 Directors' Plan shall terminate on June 1, 2006. The Directors' Plan and the 1996 Directors' Plan provide, among other things, that the option of any optionee, whose status as a director terminates because of retirement, or removal from the Board within one year after a change of control (as defined in the Directors' Plan and 1996 Directors' Plan), shall become fully exercisable with respect to all shares covered thereby and not previously purchased upon exercise of the option and shall remain fully exercisable until the option expires by its terms. Messrs. Allen, Bouyer, and Rubinovitz are serving as consultants to the Company and received $14,000, $40,000 and $40,000, respectively, for such services in fiscal 2000. Mr. Allen also has non-qualified stock options for 11,781 shares of Common Stock and 11,782 shares of Class B Common Stock at an exercise price of $12.95 per share.

AFFILIATIONS

There is no family relationship between any director and any other director or nominee for director or executive officer of the Company. No nominee or director is a director of any other public company, except Mr. Rubinovitz is a director of KLA Instruments, Inc., Kronos, Inc., and LTX Corporation, and Mr. Bouyer is a director of LTX Corporation.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who may be deemed to own beneficially more than ten percent of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and NASDAQ. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

                             PRINCIPAL STOCKHOLDERS

As of August 18, 2000, no person or firm owned of record, and, so far as it is known to the Company, no person or firm owned beneficially 5% or more of the outstanding Common Stock or Class B Common Stock of the Company, except for Edward J. Richardson whose ownership of Common Stock and Class B Common Stock is set forth above in the table under the caption "Election of Directors--INFORMATION RELATING TO DIRECTORS, NOMINEES

AND EXECUTIVE OFFICERS"; and those entities identified and whose ownership of Company stock is set forth in the following table:

                                                                  COMMON STOCK AND CLASS B COMMON STOCK
                                                                            BENEFICIALLY OWNED
                                                                          AS OF AUGUST 18, 2000
                                                    ------------------------------------------------------------------
                                                                                                          PERCENT OF
                                                                                  NUMBER OF              TOTAL VOTING
                                                                                  SHARES OF                IF CLASS
                                                    NUMBER OF SHARES   PERCENT     CLASS B    PERCENT     VOTING NOT
NAME OF BENEFICIAL OWNER                               OF COMMON       OF CLASS    COMMON     OF CLASS   APPLICABLE(1)
------------------------                            ----------------   --------   ---------   --------   -------------
Royce & Associates, Inc.,
  Royce Management Company and Charles M. Royce...      1,171,678(2)    11.29%         0          0          3.79%

T. Rowe Price Associates, Inc.....................        908,320(3)     8.84%         0          0          1.75%

Kalmar Investments, Inc...........................        665,664(4)     6.59%         0          0           1.6%

Loomis Sayles & Company, L.P......................        957,283(5)     9.47%         0          0          2.23%

Dimensional Fund Advisors, Inc....................        639,850(6)     6.05%         0          0          1.44%

DePrince, Race & Zollo, Inc.......................        680,900(7)     6.74%         0          0          1.61%

---------

(1) Common Stock is entitled to one vote per share and Class B Common Stock is entitled to ten votes per share. Computation assumes that Class B Common Stock held or subject to acquisition pursuant to stock option is not converted into Common Stock.

(2) Charles M. Royce may be deemed a controlling person of Royce &
    Associates, Inc. ("Royce") and Royce Management Company ("RMC") and as such may be deemed to beneficially own the shares of Common Stock beneficially owned by Royce and RMC which own 1,171,678 shares of Common Stock and 62,582 shares of Common Stock which would be issued upon conversion of the Company's 7 1/4% Convertible Subordinated Debentures and 206,944 shares of Common Stock which would be issued upon conversion of the Company's 8 1/4% Convertible Senior Subordinated Debentures owned by Royce and RMC.
    Mr. Royce does not own any shares outside of Royce and RMC, and disclaims beneficial ownership of the shares held by Royce and RMC. Information disclosed in this table was obtained from Royce on August 18, 2000. The address for Royce is 1414 Avenue of the Americas, New York, NY 10019.

(3) Includes 42,000 shares of Common Stock which would be issued on conversion of the Company's 7 1/4% Convertible Subordinated Debentures owned by
    T. Rowe Price. These securities are owned by various individual and institutional investors including T. Rowe Price Small Cap Value Fund, Inc. which owns 866,320 shares, representing 8.89% of the shares outstanding, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact the beneficial owner of such securities. Price Associates has sole dispositive power for all 913,720 shares of Common Stock and sole voting power for 50,000 shares of Common Stock. Information disclosed in this table was obtained from Price Associates on August 18, 2000. The address for Price Associates is 100 East Pratt Street, Baltimore, MD 21202.

(4) Kalmar Investments, Inc. ("Kalmar"), is an investment advisor having sole power to dispose of these 665,664 shares. Information disclosed in this table was obtained from Kalmar Investments, Inc. on August 18, 2000. The address for Kalmar is Barley Mill House, 37601 Kenner Pike, Greenville, DE 19807.

(5) Loomis Sayles & Company, L. P. ("Loomis"), an investment advisor, shares the power to dispose of the shares and shares the power to vote 255,440 shares of the 957,283 shares held by Loomis (3%). Clients of Loomis have the economic interest but no one client has such an interest relating to more than 5% of the class. Loomis indicates that the shares reported for Loomis relate to such party's ownership of the Company's convertible debentures. Information disclosed in this table was obtained by reviewing Schedule 13G filed by Loomis on August 18, 2000. The address for Loomis is One Financial Center, Boston, MA 02111.

(6) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possessed both voting and investment power over 639,850 shares of Richardson Electronics, Ltd. stock as of June 30, 2000. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(7) DePrince, Race & Zollo, Inc. is an investment advisor having sole power to dispose of these shares. Information disclosed in this table was obtained on August 18, 2000. The address for DePrince, Race & Zollo, Inc. is
    201 S. Orange Ave., Suite 850, Orlando, FL 32801.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for the Company's chief executive officer and the next four highest paid executive officers (named executives), as well as the total compensation paid to each such individual for the Company's two prior fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                                   ---------------------------------
                                                     ANNUAL COMPENSATION                  AWARDS            PAYOUTS
                                              ----------------------------------   ---------------------   ---------
                                                                        OTHER                                LONG-        ALL
                                                                        ANNUAL     RESTRICTED    STOCK       TERM        OTHER
                                                                       COMPEN-       STOCK      OPTIONS/   INCENTIVE    COMPEN-
NAME AND PRINCIPAL POSITION          YEAR      SALARY       BONUS     SATION (1)   AWARDS (2)     SARS      PAYOUTS    SATION (3)
---------------------------        --------   ---------   ---------   ----------   ----------   --------   ---------   ----------
Edward J. Richardson.............    2000     $419,165    $262,080      $    --          --          --      $ --        $10,044
  CEO and Chairman of                1999      403,043     173,972           --          --          --        --          7,956
  the Board                          1998      387,541     195,740           --          --          --        --          9,679

Bruce W. Johnson.................    2000      340,704     234,083           --      10,000      10,000        --         10,044
  President and Chief                1999      327,600      69,333           --      10,000      20,000        --          7,956
  Operating Officer                  1998      312,000     162,324           --      10,000      15,000        --          9,679

William G. Seils.................    2000      187,905     114,622           --          --      10,000        --         10,044
  Senior Vice President,             1999      182,534      86,960           --          --      15,000        --          7,956
  General Counsel and Secretary      1998      177,217     108,425           --          --      10,000        --          9,679

William J. Garry.................    2000      189,194     100,904           --          --      10,000        --         10,044
  Senior Vice President, Finance     1999      183,818      63,319                    5,000      15,000        --          7,956
  and Chief Financial Officer        1998      176,748      90,099           --          --      10,000        --          9,679

Robert L. Prince.................    2000      172,571      96,652           --          --      10,000        --         10,044
  Executive Vice President,          1999      165,808      70,518           --          --      15,000        --          7,956
  Worldwide Sales                    1998      156,000      80,628           --          --      15,000        --          9,679

----------

(1) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus except as shown.

(2) The restricted stock issued to Bruce W. Johnson and William J. Garry vests in five equal annual installments.

(3) These amounts represent the Company's discretionary and 401(k) matching contributions to the Company's Profit Sharing Plan.

The following table sets forth certain information concerning Options granted during fiscal 2000 to the named executives:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                       % OF TOTAL
                                                                        OPTIONS     EXERCISE
                                                                       GRANTED TO   OR BASE                 FAIR VALUE
                                                         OPTIONS       EMPLOYEES     PRICE     EXPIRATION    AT GRANT
NAME                                                  GRANTED (1)(2)    IN FY00      ($/SH)       DATE         DATE
----                                                  --------------   ----------   --------   ----------   ----------
Edward J. Richardson................................          --           --        $   --           --           --
Bruce W. Johnson....................................      10,000          2.4%        6.750     10/22/09       32,200
William J. Garry....................................      10,000          2.4%        6.750     10/22/09       32,200
William G. Seils....................................      10,000          2.4%        6.750     10/22/09       32,200
Robert L. Prince....................................      10,000          2.4%        6.750     10/22/09       32,200

---------

(1) Options granted become exercisable in annual increments of 20%, beginning October 22, 2000.

(2) Options granted under the option plan are exercisable for a period of up to ten years from the date of grant. Options terminate upon the optionee's termination of employment with Company, except under certain circumstances.

(3) The fair value of the option at the grant date was calculated using the Black-Scholes option-pricing model, using the following assumptions: $.16 annual dividend per share, expected annual standard deviation of stock price of 55% and a risk-free interest rate of 6.0%.

The following table summarizes options exercised during fiscal year 2000 and presents the value of the unexercised options held by the named executives at fiscal year end:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES
                                AT MAY 31, 2000

                                                                  NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED,
                                          OPTIONS EXERCISED          OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                         -------------------         FISCAL YEAR END             FISCAL YEAR END (1)
                                          SHARES     VALUE     ---------------------------   ---------------------------
NAME                                     ACQUIRED   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                     --------   --------   -----------   -------------   -----------   -------------
Edward J. Richardson...................      --     $    --           --             --        $     --       $     --
Bruce W. Johnson.......................      --          --       94,000         55,000         420,500        285,250
William G. Seils.......................      --          --       65,970         34,000         360,108        124,750
William J. Garry.......................   5,000      20,940       36,000         34,000         242,750        124,750
Robert L. Prince.......................   5,977      49,687       41,850         40,000         230,331        212,625

---------

(1) Represents the difference between $12.75 per share (the closing price of the Company's common stock on June 2, 2000) and the exercise price of the options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Edward J. Richardson, Chief Executive Officer of the Company participated in determining the compensation of other executive officers for fiscal 2000.

REPORT ON EXECUTIVE COMPENSATION

The Company's executive officers' compensation has been determined by the Company's Chief Executive Officer with the advice of the Company's President and Chief Operating Officer due to the relatively small number of other executive officers and the Chief Executive Officer's and Chief Operating Officer's personal knowledge of the relative performance and responsibilities of each executive officer. Compensation for the Company's executive officers, other than the Chief Executive Officer, for the fiscal year ended May 31, 2000 was established in this manner, except for long-term incentive compensation in the form of stock option grants and restricted stock awards which was established by the Stock Option Committee. The compensation for the Company's Chief Executive Officer for fiscal 2000 was determined pursuant to a formula set by the Board of Directors in 1983, prior to the effective date of the Securities and Exchange Commission rules mandating disclosure of basis for such compensation, at a fixed base salary adjusted annually on each June 1 for changes in the cost of living ($419,165 for fiscal 2000), and a bonus equal to 2% of the Company's after tax profits. Mr. Richardson's bonus for FY2000, based on 2% of net income was $262,080. The Company expects that the Chief Executive Officer will continue to set compensation for the Company's other executive officers with the advice and guidance of the Compensation Committee of the Board of Directors and the Company's President, Bruce W. Johnson, with respect to other executive officers, that the Stock Option Committee will determine the granting of options and restricted stock awards, and that the Chief Executive Officer's compensation will be set by the Compensation Committee.

Bruce W. Johnson became the Company's President and Chief Operating Officer on November 12, 1996, pursuant to an agreement dated as of November 7, 1996, which provides for an annual base salary subject to adjustment in certain circumstances, and a bonus if the Company's earnings per share for the year exceeds its earnings per share for the prior fiscal year with the amount of such bonus, if any, determined by the Company's actual earnings per share performance in relation to the Company's budgeted earnings per share for the year. For fiscal year 2000 he received $340,704 in salary and a bonus of $234,083. The agreement also provides for payments to Mr. Johnson for one year equal to his salary and bonus and other employee benefits if his employment is terminated under certain circumstances, including, without cause or from a change-in-control, or a breach by the Company.

Individual compensation of other executive officers has been established to maintain equitable internal relationships taking into account the responsibilities, experience, seniority, and work performance of the individual executive, the overall performance of the Company and the unit or area of responsibility of the executive, and the strategic objectives and budget considerations of the Company. The relative weight given to each of these factors varies from individual to individual and from year to year. Increases in seven executive officers' base salaries for the year ended May 31, 2000 ranged from 2% to 32%, and increases of approximately 3 - 7% in base salaries of executive officers are planned for the year ending May 31, 2001.

A significant portion of each executive officer's compensation is in the form of a bonus (in fiscal 2000 it was budgeted to be from 50 to 60% of base compensation depending on the executive) which is performance-related. Bonuses are designed to reward executives for achieving and exceeding Company performance goals and/or individual performance goals. Bonuses or portions thereof, in fiscal 2000, for certain executive officers were based upon targeted levels of the Company's earnings and were paid at 121% of the target bonus. For bonuses or portions thereof based upon individual performance, the performance criteria or goals varied with each executive as set by the chief executive officer in his annual review with the executive. For example, an executive responsible for a business unit may receive a bonus or a portion thereof based upon the business unit meeting its financial goals while an executive in charge of other functions may receive a bonus or portion thereof based upon his achieving individual performance objectives which are generally subjective, established specifically for him by the Chief Executive Officer and Chief Operating Officer. For the fiscal year ended May 31, 2000 such individual performance bonuses or portions thereof were paid at percentages of target, ranging from 90% to 164%. Financial measures (e.g. earnings per share, return on invested capital, gross margin) and targets for each executive officer are set at the beginning of the fiscal year by the Chief Executive Officer, or by the Chief Operating Officer and reviewed by the Chief Executive Officer, although discretionary adjustments are possible should unforeseen events occur.

Salary levels, bonus criteria and performance objectives for the Company's executive officers are examined each year to take into account factors discussed above and other additional factors believed appropriate at the time. Executive compensation structures and levels for each year's targeted overall Company and individual performance goals are determined following regular structured annual reviews of each executive officer conducted by the Chief Executive Officer and/or Chief Operating Officer. Target performance levels take into account historic patterns of Company performance and strategic objectives.

Individual stock option grants in fiscal 2000 were determined giving consideration to the factors discussed above and previous option grants and to give the executive officers additional incentive to improve the overall performance of the Company. Total options granted to executive officers in fiscal 2000 were 111,000, including 10,000 to the President. The President also received a 10,000 share restricted stock award vesting in January, 2000.

In addition, all executive officers, including the Chief Executive Officer, participate in broad based benefits generally available to all U.S. employees of the Company, such as medical, dental, disability, life insurance, profit sharing (which includes a 401(k) feature), employees stock ownership and employees stock purchase plans.

The Omnibus Budget Reconciliation Act of 1993 (the "Act") amended the Internal Revenue Code, section 162(m), to limit deductibility for the Company for income tax purposes of compensation paid to the Chief Executive Officer and the 4 other highest paid executive officers to $1 million per year, per person, subject to certain exceptions. The Company does not currently have any executive exceeding that limitation. If at a future date, it appears likely that such limitation may be exceeded, the Committee will consider recommending restructuring of executive compensation programs in light of the requirements of the Act and the regulations that may be promulgated thereunder to permit them to meet the exceptions to the limitation so such compensation may continue to be deductible.

JACQUES BOUYER                       EDWARD J. RICHARDSON
SCOTT HODES
SAMUEL RUBINOVITZ

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to the Company's stockholders during the five-year period ended May 31, 2000, as well as a broad equity market index (NASDAQ Stock Market (US & Foreign) Index) and a published industry index (NASDAQ Electronic Component Stock Index). All three indices reflect the value of an investment of $100 made on June 1, 1995. The stock price performance shown below is not necessarily indicative of future stock price performance.

                               PERFORMANCE GRAPH

 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMOUNG RICHARDSON ELECTRONICS
  STOCK INDEX, NASDAQ COMPOSITE INDEX, AND NASDAQ ELECTRONIC COMPONENTS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           REL  NASDAQ  ELEC COMP
31-May-95  100     100        100
31-May-96  143     145        139
30-May-97  112     164        207
29-May-98  182     208        194
28-May-99   93     294        302
31-May-00  177     402        747

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company's independent public accountants for the current year are Ernst & Young LLP who have been the Company's independent accountants since
December 1981. A representative of Ernst & Young LLP is expected to be present at the meeting, with the opportunity to make a statement if such representative desires to do so, and such representative is expected to be available to respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

The Company's Annual Report to Stockholders for the year ended May 31, 2000 including financial statements accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the Annual Report, and it is not to be considered as constituting any part of the proxy soliciting material.

                             STOCKHOLDER PROPOSALS

From time to time stockholders present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at a meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 2001 stockholders' meeting submitted pursuant to SEC Rule 14a-8 must be received by the Company no later than May 6, 2001. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company. Any stockholder proposal proposed for submission at our 2000 annual meeting outside the process of SEC Rule 14a-8 after July 20, 2000 shall be considered untimely and any proposal submitted for our 2001 annual meeting shall be considered untimely if submitted after July 20, 2001. If such a proposal is submitted after that date the proxy holder or holders may exercise their discretionary authority, as conferred in the proxy, in voting on such proposal at such meeting.

                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

    - Reviewed and discussed the audited financial statements with management.

    - Discussed with the independent auditors the matters required to be discussed by SAS 61.

    - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

    - Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement.

Members of the Audit Committee:

Scott Hodes
Harold L. Purkey
John R. Peterson

                                 OTHER MATTERS

The management knows of no other business likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the form of proxy or their substitute will vote said proxy according to their best judgment.

A COPY OF THE COMPANY'S 2000 10-K REPORT IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO: LEGAL DEPARTMENT, RICHARDSON ELECTRONICS, LTD., 40W267 KESLINGER ROAD, P.O. BOX 393, LAFOX, IL 60147-0393.

                                          By order of the Board of Directors

                                          Signature

                                          EDWARD J. RICHARDSON
                                          Chairman of the Board and Chief
                                          Executive Officer

September 5, 2000

                                                                       EXHIBIT A

                          RICHARDSON ELECTRONICS, LTD.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    This charter governs the operations of the Audit Committee. The charter will be reviewed and reassessed by the Committee and will be approved by the Board of Directors, at least annually. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members will be financially literate and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

    The Audit Committee will provide assistance to the Board of Directors in fulfilling their oversight responsibility to the stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent Audit of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent Auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

    - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's stockholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss the auditors' independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee will review and recommend to the board the selection of the Company's independent auditors, subject to stockholders' approval.

    - The Committee shall discuss with the independent auditor the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the Committee will discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee will meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

    - If the Company's independent auditors are required to communicate with the Committee with respect to their review of the interim financial statements proposed for filing on the Company's Quarterly Report on Form 10-Q pursuant to the Statement of Accounting Standards, No. 61, then the Committee shall review the interim financial statements proposed for filing on the Company's Quarterly Report on Form 10-Q with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also in such event, the Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

    - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee will discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                          RICHARDSON ELECTRONICS, LTD.
                             40W267 Keslinger Road
                                  P.O. Box 393
                           LaFox, Illinois 60147-0393

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Edward J. Richardson and William G. Seils as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock and Class B Common Stock of Richardson Electronics, Ltd. held of record by the undersigned on August 18, 2000, at the Annual Meeting of Stockholders to be held on October 3, 2000 or any adjournment thereof.

    1. ELECTION OF DIRECTORS           / / FOR all nominees listed below          / / WITHHOLD AUTHORITY
                                       (EXCEPT AS MARKED TO THE CONTRARY            to vote for all nominees listed below
                                       BELOW)

Edward J. Richardson, Scott Hodes, Samuel Rubinovitz, Arnold R. Allen, Jacques Bouyer, William J. Garry, Harold L. Purkey, Ad Ketelaars, Bruce W. Johnson, John
R. Peterson

  INSTRUCTION: To withhold authority to vote for any individual nominees write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                              (CONTINUED ON OTHER SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

    Please sign exactly as name appears below. For joint accounts, all tenants should sign. If signing for an estate, trust, corporation, partnership or other entity, title or capacity should be stated. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                  DATED  , 2000
                                                                  Signature
                                                                  Signature if held jointly